UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
FILED PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 8, 2007
INTERSTATE HOTELS & RESORTS, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	1-14331	52-2101815

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)
4501 N. Fairfax Drive, Ste 500
Arlington, Virginia 22203
(Address of principal executive offices)
Registrant’s telephone number, including area code: (703) 387-3100
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
In 2007, we acquired three hotels: 1) The Hilton Houston Westchase in Texas was purchased on February 8, 2007 for approximately $50.5 million, and was financed through a non-recourse mortgage loan of $32.8 million and the remainder with a combination of cash on hand and borrowings under our credit facility; 2) The Westin Atlanta Airport Hotel in Georgia was purchased on May 24, 2007 for approximately $74 million, and was financed through cash on hand and borrowings under our credit facility; and, 3) The Sheraton Columbia Hotel in Maryland was purchased on November 28, 2007 for approximately $46.5 million, and was financed through cash on hand and borrowings under our credit facility. We managed each of these hotels prior to the dates of the acquisitions.
All three hotels were acquired from affiliates of The Blackstone Group (“Blackstone”). These acquisitions were not related, were not contingent upon the acquisition of any other hotel and were not contingent upon the occurrence of any other single common event. We were unable to obtain from Blackstone information on the ownership structure to determine or conclude that these three hotels were under common control or management. Therefore, we evaluated the significance of each individual acquisition concluding that only the Westin Atlanta acquisition met the significance threshold and filed audited financial statements and pro forma information for the acquisition of the Westin Atlanta on Form 8-K/A on August 9, 2007. These financial statements included an audited Balance Sheet as of December 31, 2006 and the related audited Statement of Operations for the year ended December 31, 2006.
In 2008, after obtaining additional information about the ownership and asset management structure of Blackstone and its affiliates, we were able to conclude that the three hotels were under common control and that the acquisitions of the three hotels should have been evaluated as if it was a single acquisition pursuant to Securities and Exchange Commission (SEC) Regulation S-X 210.3-05. Because the acquisitions should have been evaluated as if they were a single acquisition, rather than individual acquisitions, additional pro forma information and financial information for the acquired hotels is filed with this Form 8-K.
The hotels have undergone several ownership changes in recent years. Because of these ownership changes, certain historical accounting records and other financial data for the hotel owners, including information about the operating, financing and investing cash flows, cannot be obtained without unreasonable effort and expense. Additionally, certain representations from the former owners cannot be obtained. These obstacles prevent us from filing the complete financial statements for the acquisitions as required by SEC Regulation S-X. However, and as indicated above, we have managed these hotels for a period of time. Our management services included performing the accounting for the hotel level balance sheet and operating activity (hotel revenues and direct operating expenses). Following correspondence with, and at the direction of, the SEC, we are filing the financial information for each of the acquired hotels as listed in Item 9.01 below.
The financial information listed in Item 9.01 below along with the pro forma information included in this filing will give readers a sufficient understanding of the impact of these three acquisitions on our financial condition, results, and related trends. The balance sheets for the Hilton Houston Westchase and the Sheraton Columbia hotels as of December 31, 2006 include presentation of only those assets acquired and liabilities assumed by us.
ITEM 9.01- FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements of Businesses Acquired
•	Hilton Houston Westchase Hotel
o
Audited Balance Sheet as of December 31, 2006 and the related audited Statements of Hotel Revenues and Direct Operating Expenses for the period from January 1, 2006 to May 1, 2006 and May 2, 2006 to December 31, 2006 and the years ended December 31, 2005 and 2004.

•	Westin Atlanta Airport Hotel
o	Audited Statements of Hotel Revenues and Direct Operating Expenses for the years ended December 31, 2005 and 2004.
•	Sheraton Columbia Hotel
o
Audited Balance Sheet as of December 31, 2006 and the related audited Statements of Hotel Revenues and Direct Operating Expenses for the period from January 1, 2006 to May 1, 2006 and May 2, 2006 to December 31, 2006 and the years ended December 31, 2005 and 2004.

o
Unaudited Balance Sheet as of September 30, 2007 and the related unaudited Statements of Hotel Revenues and Direct Operating Expenses for the nine month periods ended September 30, 2007 and from January 1, 2006 to May 1, 2006 and from May 2, 2006 to September 30, 2006.

(b)	Pro Forma Financial Information
•	Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2007.

(d) Exhibits
Exhibit No.
10.14
Agreement of Purchase and Sale between Capstar Westchase Partners, L.P., an affiliate of The Blackstone Group, and Interstate Westchase, L.P., an affiliate of Interstate Hotels & Resorts, Inc., dated January 4, 2007, for the purchase of the Hilton Houston Westchase (incorporated by reference to Exhibit 10.14 to the Company’s Form 10-K filed with the Securities and Exchange Commission on March 16, 2007).

10.15
  Agreement of Purchase and Sale between Lepercq Atlanta Renaissance Partners, L.P., an affiliate of the Blackstone Group, and Interstate Atlanta Airport, LLC, dated May 4, 2007, for the purchase of the Westin Atlanta Airport (incorporated by reference to Exhibit 10.6 of the Company’s Form 10-Q filed with the Securities and Exchange Commission on May 10, 2007).

10.16
Agreement of Purchase and Sale between MeriStar Columbia Owner SPE, LLC, MeriStar Seelbach SPE, LLC, Madison Motel Associates, LLP, affiliates of The Blackstone Group, and Interstate Columbia, LLC, an affiliate of Interstate Hotels & Resorts, Inc., and IHR Invest Hospitality Holdings, LLC, dated September 12, 2007, for the purchase of the Sheraton Columbia, the Hilton Seelbach, and the Crowne Plaza Madison (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on December 4, 2007).

23.1*	Consent of KPMG, LLP.

*	Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 21, 2008

INTERSTATE HOTELS & RESORTS, INC.

By:	/s/ Denis S. McCarthy
Name:	Denis S. McCarthy
Title:	Chief Accounting Officer

HILTON HOUSTON WESTCHASE HOTEL
Balance Sheet as of December 31, 2006 and Statements of Hotel Revenues and Direct Operating
Expenses for the period from January 1, 2006 to May 1, 2006 and from May 2, 2006 to December 31,
2006 and the years ended December 31, 2005 and 2004
(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report
The Board of Directors
Interstate Hotels & Resorts, Inc.:
We have audited the accompanying balance sheet of the Hilton Houston Westchase Hotel (the Hotel) as of December 31, 2006, and the related statements of hotel revenues and direct operating expenses for the periods from January 1, 2006 to May 1, 2006 and May 2, 2006 to December 31, 2006 and the years ended December 31, 2005 and 2004 (collectively, the Statements). These Statements are the responsibility of the Hotel’s management. Our responsibility is to express an opinion on the Statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements. We believe that our audits provide a reasonable basis for our opinion.
The accompanying Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the current report on Form 8-K of Interstate Hotels & Resorts, Inc. The basis of presentation for the Statements is described in Note 1. This presentation is not intended to be a complete presentation of the Hilton Houston Westchase Hotel’s assets, liabilities, revenues, expenses or cash flows.
In our opinion, the Statements referred to above present fairly, in all material respects, the financial position of the Hotel as of December 31, 2006, and the hotel revenues and direct operating expenses as described in Note 1 for the periods from January 1, 2006 to May 1, 2006 and May 2, 2006 to December 31, 2006 and the years ended December 31, 2005 and 2004, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
McLean, Virginia
November 20, 2008

1

HILTON HOUSTON WESTCHASE HOTEL
Balance Sheet
December 31, 2006

Assets
Current assets:
Cash	$187,399
Accounts receivable	202,781
Prepaid expense and other current assets	164,322

Total current assets	554,502
Hotel property, net	53,112,211

Total assets	$53,666,713

Liabilities and Equity of Hotel Property

Accrued expenses and other liabilities — current	$2,104,833
Equity of hotel property	51,561,880

Total liabilities and equity of hotel property	$53,666,713

See accompanying notes to balance sheet and statements of hotel revenues and direct operating expenses.

2

HILTON HOUSTON WESTCHASE HOTEL
Statements of Hotel Revenues and Direct Operating Expenses

	Period from May	Period from
	2, 2006 to	Janauary 1, 2006
	December 31, 2006	to May 1, 2006	Year ended	Year ended
	(Post-acquisition	(Pre-acquisition	December 31,	December 31,
	Operations)	Operations)	2005	2004
Revenues:
Rooms	$5,615,242	$3,537,516	$8,448,478	$7,928,352
Food and beverage	4,319,198	2,154,568	5,885,616	5,343,561
Other operating departments	313,992	221,117	600,525	630,888

Total revenues	10,248,432	5,913,201	14,934,619	13,902,801

Direct operating expenses:
Rooms	1,141,865	737,028	1,929,084	1,766,762
Food and beverage	2,500,590	1,283,590	3,739,695	3,511,524
Other operating expenses	177,547	122,699	383,177	418,048
Administrative and general	828,376	453,045	1,205,867	1,066,929
Property operating costs	1,992,835	1,046,413	2,763,888	2,509,083
Management fees	256,281	147,760	373,106	347,305
Property taxes, insurance, and other	1,190,729	385,057	999,990	1,014,614
Depreciation	1,281,724	401,507	879,034	966,017

Total operating expenses	9,369,947	4,577,099	12,273,841	11,600,282

Hotel revenue in excess of direct operating expense	$878,485	$1,336,102	$2,660,778	$2,302,519

See accompanying notes to balance sheet and statements of hotel revenues and direct operating expenses.

3

HILTON HOUSTON WESTCHASE HOTEL
Notes to the Balance Sheet and
Statements of Hotel Revenues and Direct Operating Expenses
December 31, 2006
(1) Organization and Basis of Presentation
     The balance sheet and statements of hotel revenues and direct operating expenses of the Hilton Houston Westchase Hotel (the Hotel) present the standalone financial position and results of operations of this hotel property which at one time was owned by MeriStar Hospitality Operating Partnership, a subsidiary of MeriStar Hospitality Corporation (MeriStar). The Hotel is a full-service hotel with 297 rooms located in Houston, Texas.
     On May 2, 2006, affiliates of The Blackstone Group (Blackstone) acquired MeriStar. A new basis of accounting was established for the hotel property based on the fair value of the assets at that time. The financial statements presented for the period January 1, 2006 to May 1, 2006 represent the “pre-acquisition operations.” The financial statements for the period from May 2, 2006 through December 31, 2006 represent the “post-acquisition operations.” Due to the application of pushdown accounting, to establish the new basis in the hotel property, the results of the Hotel’s pre-acquisition operations are not comparable to the results of its post-acquisition operations. A line has been placed on the accompanying financial statements to distinguish between the pre-acquisition operations and the post-acquisition operations.
     A subsidiary of Interstate Hotels and Resorts, Inc. (Interstate) managed the Hotel until it was acquired by Interstate on February 8, 2007. During its term as hotel manager, Interstate provided management, accounting, information technology and other services to the Hotel owner.
     The accompanying balance sheet and statements of hotel revenues and direct operating expenses are presented in conformity with U.S. generally accepted accounting principles and accounting practices commonly employed in the hospitality industry. These statements do not include a statement of changes in owner’s equity and a statement of cash flows for the periods presented. Presentation of a statement of changes in owner’s equity and a statement summarizing the Hotel’s operating, investing and financing activities are required by U.S. generally accepted accounting principles.
     Hotel revenue includes only room revenue, food and beverage and other revenue generated at the Hotel. Direct hotel expenses include only room expense; food and beverage expenses; general and administrative; property tax; insurance; depreciation and other direct operating expenses. The presentation of direct hotel expenses does not include any expenses allocated by the Hotel’s owner, or any financing or interest costs. Additionally, no provision for federal or state income taxes has been made in the accompanying financial statements as the liability for such taxes would be that of the Hotel owner.

4

HILTON HOUSTON WESTCHASE HOTEL
Notes to the Balance Sheet and
Statements of Hotel Revenues and Direct Operating Expenses
December 31, 2006
(2) Summary of Significant Accounting Policies
(a) Hotel Property
     Hotel property includes land, building, building improvements, and furniture and equipment. Assets recorded subsequent to May 2, 2006, the date the new basis was established for the Hotel property, are recorded at cost. Replacements and improvements are capitalized, while repairs and maintenance are expensed as incurred. Building is depreciated on a straight-line basis over 40 years. Furniture and equipment are depreciated on a straight-line basis over estimated useful lives of five to seven years. These depreciable lives are applicable to both pre- and post- acquisition periods.
     The Hotel accounts for long-lived assets in accordance with the provisions of SFAS No. 144, Accounting for Impairment or Disposal of Long-Lived Assets. Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to probable estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset.
(b) Cash
     The Hotel considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. There were no cash equivalents in any period.
(c) Revenue Recognition
     Room revenue is recognized when the services have been rendered. Food and beverage and all other revenue are recognized when the services have been rendered. Accounts receivable consists primarily of hotel guest receivables and meeting/banquet rentals. A provision for possible bad debts is made when collection of receivables is considered doubtful.

5

HILTON HOUSTON WESTCHASE HOTEL
Notes to the Balance Sheet and
Statements of Hotel Revenues and Direct Operating Expenses
December 31, 2006
(d) Use of Estimates
     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of hotel revenues and direct operating expenses recognized during the reporting period. Actual results could differ from those estimates.
(3) Hotel Property
     A step-up in basis was recorded to reflect the estimated fair value of the Hotel on May 2, 2006. The estimated fair value was then allocated to the acquired assets and assumed liabilities in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations. The fair value was allocated as follows:

Land	$8,524,875
Buildings and building improvements	36,796,125
Furniture, fixtures, and equipment	5,179,000

$50,500,000

     Hotel property, net at December 31, 2006 consisted of:

Land	$8,524,875
Buildings and building improvements	39,407,585
Furniture, fixtures, and equipment	6,461,475

54,393,935
Less accumulated depreciation	1,281,724

$53,112,211

(4) Management and Franchise Agreements
     The Hotel was operated under a management agreement with a subsidiary of Interstate. Pursuant to the terms of the agreement, the manager earned a base management fee of 2.5 percent of Hotel revenue and the opportunity to earn incentive fees of up to 1.5 percent on gross operating

6

HILTON HOUSTON WESTCHASE HOTEL
Notes to the Balance Sheet and
Statements of Hotel Revenues and Direct Operating Expenses
December 31, 2006
profit. No incentive fees were earned during the years ended December 2006, 2005, and 2004. The management agreement was terminated on February 8, 2007.
     The Hotel has a franchise agreement with the Hilton Hotels Corporation. Pursuant to the terms of the agreement, the hotel paid a monthly licensing and service fee of 5 percent of room revenues and a monthly marketing fee of 1 percent of room revenues.
(5) Commitments and Contingencies
     The Hotel is involved from time to time in litigation arising in the normal course of business, none of which is expected to have a material adverse effect on the Hotel’s financial position, results of operations or cash flows.
(6) Subsequent Events
     The Hotel was acquired by Interstate on February 8, 2007. The management agreement with Interstate was terminated on this date.

7

WESTIN ATLANTA AIRPORT HOTEL
Statements of Hotel Revenues and Direct Operating Expenses
December 31, 2005 and 2004

Independent Auditors’ Report
The Board of Directors
Interstate Hotels & Resorts, Inc.:
We have audited the accompanying statements of hotel revenues and direct operating expenses of the Westin Atlanta Airport Hotel (the Hotel) for the years ended December 31, 2005 and 2004 (collectively, the Statements). These Statements are the responsibility of the Hotel’s management. Our responsibility is to express an opinion on the Statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements. We believe that our audits provide a reasonable basis for our opinion.
The accompanying Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the current report on Form 8-K of Interstate Hotels & Resorts, Inc. The basis of presentation for the Statements is described in Note 1. This presentation is not intended to be a complete presentation of the Westin Atlanta Airport Hotel’s assets, liabilities, revenues, expenses or cash flows.
In our opinion, the Statements referred to above present fairly, in all material respects, the hotel revenues and direct operating expenses as described in Note 1 for the years ended December 31, 2005 and 2004, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
McLean, Virginia
November 20, 2008

1

WESTIN ATLANTA AIRPORT HOTEL
Statements of Hotel Revenues and Direct Operating Expenses

	Year ended	Year ended
	December 31, 2005	December 31, 2004
Revenues:
Rooms	$13,168,892	$11,846,651
Food and beverage	7,418,937	6,415,558
Other operating departments	1,537,671	1,256,464

Total revenues	22,125,500	19,518,673

Direct operating costs and expenses:
Rooms	3,524,418	3,398,613
Food and beverage	4,392,970	3,972,189
Other operating expenses	1,284,079	1,098,337
Administrative and general	1,660,316	1,524,100
Property operating costs	4,099,704	3,577,056
Management fees	551,342	485,840
Property taxes, insurance, and other	995,594	878,026
Depreciation	1,101,182	1,235,338

Total operating expenses	17,609,605	16,169,499

Hotel revenue in excess of direct operating expense	$4,515,895	$3,349,174

See accompanying notes to statements of hotel revenues and direct operating expenses

2

WESTIN ATLANTA AIRPORT HOTEL
Notes to the Statements of Hotel Revenues and Direct Operating Expenses
December 31, 2005 and 2004
(1) Organization and Basis of Presentation
     The statements of hotel revenues and direct operating expenses of the Westin Atlanta Airport Hotel (the Hotel) present the standalone results of operations of this hotel property which at one time was owned by Lepercq Atlanta Renaissance Partners, LP (Lepercq). The Hotel is a full-service hotel with 495 rooms located in Atlanta, Georgia. A subsidiary of Interstate Hotels and Resorts, Inc. (Interstate) managed the hotel. MeriStar Hospitality Operating Partnership (MHOP), a subsidiary of MeriStar Hospitality Corporation (MeriStar), and other partners held the partnership interests in Lepercq. MHOP held a majority partnership interest in Lepercq. MeriStar also owned a portfolio of hotels. On May 2, 2006, affiliates of The Blackstone Group (Blackstone) acquired MeriStar and MeriStar’s interest in Lepercq. The Hotel was then acquired from an affiliate of Blackstone by Interstate on May 24, 2007. The management agreement with Interstate was terminated on this date. During its term as hotel manager, Interstate provided management, accounting, information technology and other services to the Hotel owner.
     The statements of hotel revenues and direct operating expenses is presented in conformity with U.S. generally accepted accounting principles and accounting practices commonly employed in the hospitality industry. These statements do not include an accompanying balance sheet, a statement of changes in owner’s equity and a statement of cash flows for the periods presented. Presentation of a balance sheet, a statement of changes in owner’s equity and a statement summarizing the Hotel’s operating, investing and financing activities are required by U.S. generally accepted accounting principles.
     Hotel revenue includes only room revenue, food and beverage and other revenue generated at the Hotel. Direct hotel expenses include only room expense; food and beverage expenses; general and administrative; property tax; insurance; depreciation and other direct operating expenses. The presentation of direct hotel expenses does not include any expenses allocated by the Hotel’s owner, or any financing or interest costs. Additionally, no provision for federal or state income taxes has been made in the accompanying financial statements as the liability for such taxes would be that of the Hotel owner.
(2) Summary of Significant Accounting Policies
(a) Revenue Recognition
     Room revenue is recognized when the services have been rendered. Food and beverage and all other revenue are recognized when the services have been rendered. Accounts receivable consists primarily of hotel guest receivables and meeting/banquet rentals. A provision for possible bad debts is made when collection of receivables is considered doubtful.

3

WESTIN ATLANTA AIRPORT HOTEL
Notes to the Statements of Hotel Revenues and Direct Operating Expenses
December 31, 2005 and 2004
(b) Depreciation and Repairs & Maintenance
     Repairs and maintenance are expensed as incurred and presented as property operating costs. The Hotel building was depreciated on a straight-line basis over 40 years. Hotel furniture and equipment were depreciated on a straight-line basis over estimated useful lives of five to seven years.
(c) Use of Estimates
     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.
(3) Management and Franchise Agreements
     The Hotel was operated under a management agreement with a subsidiary of Interstate. Pursuant to the terms of the agreement, the manager earned a base management fee of 2.5 percent of Hotel revenue and the opportunity to earn incentive fees of up to 1.5 percent on gross operating profit. No incentive fees were earned during the years ended December 31, 2005 and 2004. The initial term of the management agreement expires December 31, 2010. The contract then allowed for three consecutive renewals of five years each. The management agreement was terminated on May 24, 2007.
     The Hotel has a franchise agreement with Starwood Hotels and Resorts, Inc. Pursuant to the terms of the agreement, the initial term of which expired April 30, 2006, the hotel paid a monthly licensing and service fee of 3.5 percent of room revenues and a monthly marketing fee of 2 percent of room revenues.
(4) Commitments and Contingencies
     The Hotel is involved from time to time in litigation arising in the normal course of business, none of which is expected to have a material adverse effect on the Hotel’s financial position, results of operations or cash flows.

4

SHERATON COLUMBIA HOTEL
Balance Sheet as of December 31, 2006 and Statements of Hotel Revenues and Direct Operating
Expenses for the period from January 1, 2006 to May 1, 2006 and from May 2, 2006 to December 31,
2006 and the years ended December 31, 2005 and 2004
(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report
The Board of Directors

Interstate Hotels & Resorts, Inc.:
We have audited the accompanying balance sheet of the Sheraton Columbia Hotel (the Hotel) as of December 31, 2006, and the related statements of hotel revenues and direct operating expenses for the periods from January 1, 2006 to May 1, 2006 and May 2, 2006 to December 31, 2006 and the years ended December 31, 2005 and 2004 (collectively, the Statements). These Statements are the responsibility of the Hotel’s management. Our responsibility is to express an opinion on the Statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements. We believe that our audits provide a reasonable basis for our opinion.
The accompanying Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the current report on Form 8-K of Interstate Hotels & Resorts, Inc. The basis of presentation for the Statements is described in Note 1. This presentation is not intended to be a complete presentation of the Sheraton Columbia Hotel’s assets, liabilities, revenues, expenses or cash flows.
In our opinion, the Statements referred to above present fairly, in all material respects, the financial position of the Hotel as of December 31, 2006, and the hotel revenues and direct operating expenses as described in Note 1 for the periods from January 1, 2006 to May 1, 2006 and May 2, 2006 to December 31, 2006 and the years ended December 31, 2005 and 2004, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
McLean, Virginia
November 20, 2008

SHERATON COLUMBIA HOTEL
Balance Sheet
December 31, 2006

Assets
Current assets:
Cash	$381,390
Accounts receivable, net of allowance for doubtful accounts of $3,305	579,001
Prepaid expenses and other current assets	242,443

Total current assets	1,202,834
Hotel property, net	49,147,627

Total assets	$50,350,461

Liabilities and Equity of Hotel Property

Accrued expenses and other liabilities — current	$814,599
Equity of hotel property	49,535,862

Total liabilities and equity of hotel property	$50,350,461

See accompanying notes to balance sheet and statements of hotel revenues and direct operating expenses.

SHERATON COLUMBIA HOTEL
Statements of Hotel Revenues and Direct Operating Expenses

	Period from May	Period from
	2, 2006 to	Janauary 1, 2006
	December 31, 2006	to May 1, 2006	Year ended	Year ended
	(Post-acquisition	(Pre-acquisition	December 31,	December 31,
	Operations)	Operations)	2005	2004
Revenues:
Rooms	$6,474,684	$2,963,394	$9,223,167	$8,805,200
Food and beverage	3,894,889	1,500,952	5,295,518	5,206,758
Other operating departments	192,459	110,337	299,786	295,820

Total revenues	10,562,032	4,574,683	14,818,471	14,307,778

Direct operating expenses:
Rooms	1,312,543	650,463	1,906,536	1,932,495
Food and beverage	2,148,169	968,603	3,084,813	3,058,847
Other operating expenses	160,075	79,482	249,303	284,102
Administrative and general	776,717	398,172	1,189,182	1,116,743
Property operating costs	1,752,770	941,286	2,852,455	2,660,231
Management fees	264,112	114,306	370,642	357,694
Property taxes, insurance, and other	339,775	161,770	453,977	470,224
Depreciation	1,006,672	366,553	1,090,119	1,144,168

Total operating expenses	7,760,833	3,680,635	11,197,027	11,024,504

Hotel revenue in excess of direct operating expenses	$2,801,199	$894,048	$3,621,444	$3,283,274

See accompanying notes to balance sheet and statements of hotel revenues and direct operating expenses.

SHERATON COLUMBIA HOTEL
Notes to the Balance Sheet and
Statements of Hotel Revenues and Direct Operating Expenses
December 31, 2006
(1) Organization and Basis of Presentation
     The balance sheet and statements of hotel revenues and direct operating expenses of the Sheraton Columbia Hotel (the Hotel) present the standalone financial position and results of operations of this hotel property which at one time was owned by MeriStar Hospitality Operating Partnership, a subsidiary of MeriStar Hospitality Corporation (MeriStar). The Hotel is a full-service hotel with 288 rooms located in Columbia, Maryland.
     On May 2, 2006, affiliates of The Blackstone Group (Blackstone) acquired MeriStar. A new basis of accounting was established for the hotel property based on the fair value of the assets at that time. The financial statements presented for the period January 1, 2006 to May 1, 2006 represent the “pre-acquisition operations.” The financial statements for the period from May 2, 2006 through December 31, 2006 represent the “post-acquisition operations.” Due to the application of pushdown accounting, to establish the new basis in the hotel property, the results of the Hotel’s pre-acquisition operations are not comparable to the results of its post-acquisition operations. A line has been placed on the accompanying financial statements to distinguish between the pre-acquisition operations and the post-acquisition operations.
     A subsidiary of Interstate Hotels and Resorts, Inc. (Interstate) managed the Hotel until it was acquired by Interstate on November 28, 2007. During its term as hotel manager, Interstate provided management, accounting, information technology and other services to the Hotel owner.
     The accompanying balance sheet and statements of hotel revenues and direct operating expenses are presented in conformity with U.S. generally accepted accounting principles and accounting practices commonly employed in the hospitality industry. These statements do not include a statement of changes in owner’s equity and a statement of cash flows for the periods presented. Presentation of a statement of changes in owner’s equity and a statement summarizing the Hotel’s operating, investing and financing activities are required by U.S. generally accepted accounting principles.
     Hotel revenue includes only room revenue, food and beverage and other revenue generated at the Hotel. Direct hotel expenses include only room expense; food and beverage expenses; general and administrative; property tax; insurance; depreciation and other direct operating expenses. The presentation of direct hotel expenses does not include any expenses allocated by the Hotel’s owner, or any financing or interest costs. Additionally, no provision for federal or state income taxes has been made in the accompanying financial statements as the liability for such taxes would be that of the Hotel owner.

SHERATON COLUMBIA HOTEL
Notes to the Balance Sheet and
Statements of Hotel Revenues and Direct Operating Expenses
December 31, 2006
(2) Summary of Significant Accounting Policies
(a) Hotel Property
     Hotel property includes land, building, building improvements, and furniture and equipment. Assets recorded subsequent to May 2, 2006, the date the new basis was established for the Hotel property, are recorded at cost. Replacements and improvements are capitalized, while repairs and maintenance are expensed as incurred. Building is depreciated on a straight-line basis over 40 years. Furniture and equipment are depreciated on a straight-line basis over estimated useful lives of five to seven years. These depreciable lives are applicable to both pre- and post- acquisition periods.
     The Hotel accounts for long-lived assets in accordance with the provisions of SFAS No. 144, Accounting for Impairment or Disposal of Long-Lived Assets. Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to probable estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset.
(b) Cash
     The Hotel considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. There were no cash equivalents in any period.
(c) Revenue Recognition
     Room revenue is recognized when the services have been rendered. Food and beverage and all other revenue are recognized when the services have been rendered. Accounts receivable consists primarily of hotel guest receivables and meeting/banquet rentals. A provision for possible bad debts is made when collection of receivables is considered doubtful.

\

SHERATON COLUMBIA HOTEL
Notes to the Balance Sheet and
Statements of Hotel Revenues and Direct Operating Expenses
December 31, 2006
(d) Use of Estimates
     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of hotel revenues and direct operating expenses recognized during the reporting period. Actual results could differ from those estimates.
(3) Hotel Property
     A step-up in basis was recorded to reflect the estimated fair value of the Hotel on May 2, 2006. Interstate engage a third party to estimate the fair value of the hotel assets as of May 2, 2006. The estimated fair value was then allocated to the acquired assets and assumed liabilities in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations. The fair value was allocated as follows:

Land	$6,200,000
Buildings and building improvements	40,600,000
Furniture, fixtures, and equipment	2,800,000

$49,600,000

     Hotel property, net at December 31, 2006 consisted of:

Land	$6,200,000
Buildings and building improvements	40,852,001
Furniture, fixtures, and equipment	3,102,298

50,154,299
Less accumulated depreciation	1,006,672

$49,147,627

(4) Management and Franchise Agreements
     The Hotel was operated under a management agreement with a subsidiary of Interstate. Pursuant to the terms of the agreement, the manager earned a base management fee of 2.5 percent

SHERATON COLUMBIA HOTEL
Notes to the Balance Sheet and
Statements of Hotel Revenues and Direct Operating Expenses
December 31, 2006
of Hotel revenue and the opportunity to earn incentive fees of up to 1.5 percent on gross operating profit. No incentive fees were earned during the years ended December 2006, 2005, and 2004. The management agreement was terminated on November 28, 2007.

     The Hotel has a franchise agreement with the Sheraton Corporation. Pursuant to the terms of the agreement, the hotel paid a monthly licensing and service fee of 3.8 percent of room revenues and a monthly marketing fee of 1.0 percent of room revenues.
(5) Commitments and Contingencies
     The Hotel is involved from time to time in litigation arising in the normal course of business, none of which is expected to have a material adverse effect on the Hotel’s financial position, results of operations or cash flows.
(6) Subsequent Events
     The Hotel was acquired by Interstate on November 28, 2007. The management agreement with Interstate was terminated on this date.

SHERATON COLUMBIA HOTEL
Balance Sheet as of September 30, 2007 and
Statements of Hotel Revenues and Direct Operating Expenses
for the nine month periods ended September 30, 2007 and from January 1, 2006 to
May 1, 2006 and from May 2, 2006 to September 30, 2006
(Unaudited)

SHERATON COLUMBIA HOTEL
Balance Sheet
September 30, 2007
(Unaudited)

Assets

Current assets:
Cash	$422,564
Accounts receivable, net of allowance for doubtful accounts of $24,182	387,986
Prepaid expenses and other current assets	314,357

Total current assets	1,124,907
Hotel property, net	48,272,375

Total assets	$49,397,282

Liabilities and Equity of Hotel Property

Accrued expenses and other liabilities — current	$1,048,519
Equity of hotel property	48,348,763

Total liabilities and equity of hotel property	$49,397,282

See accompanying notes to balance sheet and statements of hotel revenues and direct operating expenses.

1

SHERATON COLUMBIA HOTEL
Statements of Hotel Revenues and Direct Operating Expenses

		Period from May
		2, 2006 to	Period from
	Nine Months	September 30,	Janauary 1, 2006
	Ended	2006 (Post-	to May 1, 2006
	September 30,	Acquisition	(Pre-acquisition
	2007	Operations)	Operations)
		(Unaudited)
Revenues:
Rooms	$7,222,699	$4,272,099	$2,963,394
Food and beverage	4,073,454	2,348,217	1,500,952
Other operating departments	231,729	114,354	110,337

Total revenues	11,527,882	6,734,670	4,574,683

Direct operating expenses:
Rooms	1,429,753	858,229	650,463
Food and beverage	2,331,636	1,278,678	968,603
Other operating expenses	163,202	102,326	79,482
Administrative and general	960,594	471,848	398,172
Property operating costs	2,136,686	1,136,722	941,286
Management fees	296,612	168,428	114,306
Property taxes, insurance, and other	402,531	220,707	161,770
Depreciation	1,153,763	629,170	399,770

Total operating expenses	8,874,777	4,866,108	3,713,852

Hotel revenue in excess of direct expense	$2,653,105	$1,868,562	$860,831

See accompanying notes to balance sheet and statements of hotel revenues and direct operating expenses.

2

SHERATON COLUMBIA HOTEL
Notes to the Balance Sheet and
Statements of Hotel Revenues and Direct Operating Expenses
September 30, 2007
(1) Organization and Basis of Presentation
     The balance sheet and statements of hotel revenues and direct operating expenses of the Sheraton Columbia Hotel (the Hotel) present the standalone financial position and results of operations of this hotel property which at one time was owned by MeriStar Hospitality Operating Partnership, a subsidiary of MeriStar Hospitality Corporation (MeriStar). The Hotel is a full-service hotel with 288 rooms located in Columbia, Maryland.

     On May 2, 2006, affiliates of The Blackstone Group (Blackstone) acquired MeriStar. A new basis of accounting was established for the hotel property based on the fair value of the assets at that time. The statements of hotel revenues and direct operating expenses for the period January 1, 2006 to May 1, 2006 represent the “pre-acquisition operations.” The statements of hotel revenues and direct operating expenses for the period from May 2, 2006 through December 31, 2006 represent the “post-acquisition operations.” Due to the application of pushdown accounting to establish the new basis in the hotel property, the results of the Hotel’s pre-acquisition operations are not comparable to the results of its post-acquisition operations. A line has been placed on the accompanying financial statements to distinguish between the pre- and post- acquisition operations.
     A subsidiary of Interstate Hotels and Resorts, Inc. (Interstate) managed the Hotel until it was acquired by Interstate on November 28, 2007. During its term as hotel manager, Interstate provided management, accounting, information technology and other services to the Hotel owner.
     The accompanying balance sheet and statements of hotel revenues and direct operating expenses are presented in conformity with U.S. generally accepted accounting principles and accounting practices commonly employed in the hospitality industry. These statements do not include a statement of changes in owner’s equity and a statement of cash flows for the periods presented. Presentation of a statement of changes in owner’s equity and a statement summarizing the Hotel’s operating, investing and financing activities are required by U.S. generally accepted accounting principles.
     Hotel revenue includes only room revenue, food and beverage and other revenue generated at the Hotel. Direct hotel expenses include only room expense; food and beverage expenses; general and administrative; property tax; insurance; depreciation and other direct operating expenses. The presentation of direct hotel expenses does not include any expenses allocated by the Hotel’s owner, or any financing or interest costs. Additionally, no provision for federal or state income taxes has been made in the accompanying financial statements as the liability for such taxes would be that of the Hotel owner.

3

SHERATON COLUMBIA HOTEL
Notes to the Balance Sheet and
Statements of Hotel Revenues and Direct Operating Expenses
September 30, 2007
(2) Summary of Significant Accounting Policies
(a) Hotel Property
     Hotel property includes land, building, building improvements, and furniture and equipment. Assets recorded subsequent to May 2, 2006, the date the new basis was established for the Hotel property, are recorded at cost. Replacements and improvements are capitalized, while repairs and maintenance are expensed as incurred. Building is depreciated on a straight-line basis over 40 years. Furniture and equipment are depreciated on a straight-line basis over estimated useful lives of five to seven years. These depreciable lives are applicable to both pre- and post- acquisition periods.
     The Hotel accounts for long-lived assets in accordance with the provisions of SFAS No. 144, Accounting for Impairment or Disposal of Long-Lived Assets. Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to probable estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset.
(b) Revenue Recognition
     Room revenue is recognized when the services have been rendered. Food and beverage and all other revenue are recognized when the services have been rendered. Accounts receivable consists primarily of hotel guest receivables and meeting/banquet rentals. A provision for possible bad debts is made when collection of receivables is considered doubtful.
(c) Use of Estimates
     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of hotel revenues and direct operating expenses recognized during the reporting period. Actual results could differ from those estimates.

4

SHERATON COLUMBIA HOTEL
Notes to the Balance Sheet and
Statements of Hotel Revenues and Direct Operating Expenses
September 30, 2007
(3) Hotel Property
     A step-up in basis was recorded to reflect the estimated fair value of the Hotel on May 2, 2006. Interstate engaged a third party to estimate the fair value of the hotel assets as of May 2, 2006. The estimated fair value was then allocated to the acquired assets and assumed liabilities in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations. The fair value was allocated as follows:

Land	$6,200,000
Buildings and building improvements	40,600,000
Furniture, fixtures, and equipment	2,800,000

$49,600,000

     Hotel property, net at September 30, 2007 consisted of:

Land	$6,200,000
Buildings and building improvements	40,658,665
Furniture, fixtures, and equipment	2,853,584
Construction in progress	720,560

50,432,809
Less accumulated depreciation	2,160,434

$48,272,375

(4) Management and Franchise Agreements
     The Hotel was operated under a management agreement with a subsidiary of Interstate. Pursuant to the terms of the agreement, the manager earned a base management fee of 2.5 percent of Hotel revenue and the opportunity to earn incentive fees of up to 1.5 percent on gross operating profit. No incentive fees were earned during the years ended December 2006, 2005, and 2004. The management agreement was terminated on November 28, 2007.
     The Hotel has a franchise agreement with the Sheraton Corporation. Pursuant to the terms of the agreement, the hotel paid a monthly licensing and service fee of 3 percent of room revenues and a monthly marketing fee of 1 percent of room revenues.

5

SHERATON COLUMBIA HOTEL
Notes to the Balance Sheet and
Statements of Hotel Revenues and Direct Operating Expenses
September 30, 2007
(5) Commitments and Contingencies
     The Hotel is involved from time to time in litigation arising in the normal course of business, none of which is expected to have a material adverse effect on the Hotel’s financial position, results of operations or cash flows.
(6) Subsequent Events
     The Hotel was acquired by Interstate on November 28, 2007. The management agreement with Interstate was terminated on this date.

6

PRO FORMA FINANCIAL INFORMATION OF INTERSTATE HOTELS & RESORTS, INC.
     Our unaudited pro forma combined statement of operations for the year ended December 31, 2007 reflects the three acquisitions as if all three acquisitions had been completed at the beginning of the period presented. Activity from the respective acquisition date through December 31, 2007 for each of the three acquisitions has already been presented in the consolidated statement of operations for the year ended December 31, 2007 filed on Form 10-K on March 17, 2008 and is presented in the Interstate Hotels & Resorts, Inc. Historical column of this pro forma financial information. As such, pro forma adjustments reflect activity from January 1, 2007 through the respective date of acquisition for each of the three acquisitions. No interim period pro forma information is presented for the nine months ending September 30, 2008 because the operations for all three hotels are included in our historical statements of operations for this period filed on Form 10-Q on November 6, 2008. No pro forma balance sheet is presented because the assets acquired and liabilities assumed are reflected on our consolidated balance sheet as of December 31, 2007 filed on Form 10-K on March 17, 2008.
     Our unaudited pro forma combined statement of operations for the year ended December 31, 2007 does not purport to represent what our results of operations would actually have been if the acquisitions had occurred at the beginning of the period presented, or to project our results of operations for any future period.
     Our unaudited pro forma combined statement of operations for the year ended December 31, 2007 is based upon available information and upon assumptions and estimates, which are set forth in the notes to the unaudited pro forma financial statement, that we believe are reasonable under the circumstances. However, actual results in future periods will differ from the pro forma amounts and those differences could be material. The unaudited pro forma financial information and accompanying notes should be read in conjunction with the audited consolidated financial statements as of and for the year ended December 31, 2007 filed on Form 10-K on March 17, 2008.

INTERSTATE HOTELS & RESORTS, INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007
(In thousands, except per share amounts)

	Interstate Hotels &
	Resorts, Inc.										Pro Forma
	Historical	Hilton Houston						Sheraton			Combined
	December 31, 2007	Westchase(A)			Westin Atlanta(A)			Columbia(A)			December 31, 2007
	(Audited)	(Unaudited)			(Unaudited)			(Unaudited)			(Unaudited)
Revenue:
Lodging revenue	$74,198	$1,694	(B	)	$10,318	(B	)	$14,061	(B	)	$100,271
Management fees	59,960	(42)	(C	)	(265)	(C	)	(362)	(C	)	59,291
Management fees-related parties	3,752	—			—			—			3,752
Termination fees	8,597	—			—			—			8,597
Termination fees- related parties	—	—			—			—			—
Other	9,526	—			—			—			9,526

	156,033	1,652			10,053			13,699			181,437
Other revenue from managed properties	644,098	—			—			—			644,098

Total revenue	800,131	1,652			10,053			13,699			825,535

Expenses:
Lodging	52,538	1,355	(D	)	6,745	(D	)	9,001	(D	)	69,639
Administrative and general	65,680	—			—			—			65,680
Depreciation and amortization	14,475	190	(E	)	1,058	(E	)	1,611	(E	)	17,334
Asset impairments and write-offs	11,127	—			—			—			11,127

	143,820	1,545			7,803			10,612			163,780
Other expenses from managed properties	644,098	—			—			—			644,098

Total operating expenses	787,918	1,545			7,803			10,612			807,878

OPERATING INCOME	12,213	107			2,250			3,087			17,657
Interest expense	(11,630)	(234)	(F	)	(1,592)	(F	)	(2,918)	(F	)	(16,374)
Equity in earnings of affiliates	2,381	—			—			—			2,381

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST	2,964	(127)			658			169			3,664
Income tax expense	(435)	19	(G	)	(99)	(G	)	(25)	(G	)	(540)
Minority interest expense	(65)	—			—			—			(65)

INCOME FROM CONTINUING OPERATIONS	$2,464	$(108)			$559			$144			$3,059

BASIC AND DILUTED EARNINGS PER SHARE:
Basic earnings per share from continuing operations	$0.08	$(0.00)			$0.02			$0.00			$0.10
Diluted earnings per share from continuing operations	$0.08	$(0.00)			$0.02			$0.00			$0.10

Weighted average basic shares outstanding (in thousands)	31,640										31,640
Weighted average diluted shares outstanding (in thousands)	31,963										31,963
The accompanying notes are an integral part of the pro forma financial information

INTERSTATE HOTELS & RESORTS, INC.
NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

A
Adjustments made related to the acquisition of Hilton Houston Westchase represents activity from January 1, 2007 through February 8, 2007. Adjustments made related to the acquisition of Westin Atlanta represents activity from January 1, 2007 through May 24, 2007. Adjustments made related to the acquisition of Sheraton Columbia represents activity from January 1, 2007 through November 28, 2007.

B
Record additional lodging revenue of $1.7 million, $10.3 million and $14.1 million for the Hilton Houston Westchase, Westin Atlanta and Sheraton Columbia, respectively, for the period during 2007 prior to the acquisition of each hotel.

C
Remove management fees of $42 thousand, $265 thousand and $362 thousand for the Hilton Houston Westchase, Westin Atlanta and Sheraton Columbia, respectively, for the period during 2007 prior to the acquisition of each hotel. Each of the hotels was managed by Interstate Hotels & Resorts, Inc. prior to the acquisition dates and the management fee revenue would be eliminated in the consolidated financial statements.

D
Record additional lodging expense of $1.4 million, $6.7 million and $9.0 million for the Hilton Houston Westchase, Westin Atlanta and Sheraton Columbia, respectively, for the period during 2007 prior to the acquisition of each hotel.

E
Record depreciation expense on the acquisition cost allocated to depreciable fixed assets and amortization expense related to financing costs and franchise fees of $0.2 million for the Hilton Houston Westchase for the period during 2007 prior to the acquisition of the hotel. Depreciation is calculated based on the estimated useful life of 7 years for furniture and fixtures and 40 years for building. Amortization is calculated based on the term of the mortgage loan of 3 years and term of the franchise agreement of 10 years.

Record depreciation expense on the acquisition cost allocated to depreciable fixed assets and amortization expense related to franchise fees of $1.1 million for the Westin Atlanta for the period during 2007 prior to the acquisition of the hotel. Depreciation is calculated based on the estimated useful life of 29 months for furniture and fixtures and 40 years for building. The estimated useful life of furnitures and fixtures is based on the anticipated completion of renovations at the property, which include replacement of existing furniture and fixtures. Amortization is calculated based on the term of the franchise agreement of 20 years.

Record depreciation expense on the acquisition cost allocated to depreciable fixed assets and amortization expense related to financing costs and franchise fees of $1.6 million for the Sheraton Columbia for the period during 2007 prior to the acquisition of the hotel. Depreciation is calculated based on the estimated useful life of 30 months for furniture and fixtures and 40 years for building. The estimated useful life of furnitures and fixtures is based on the anticipated completion of renovations at the property, which include replacement of existing furniture and fixtures. Amortization is calculated based on the term of the franchise agreement of 20 years.

F
Record interest expense of $0.2 million, $1.6 million and $2.9 million for the Hilton Houston Westchase, Westin Atlanta and Sheraton Columbia, respectively, for the period during 2007 prior to the acquisition of each hotel. Interest expense for the Hilton Houston Westchase is related to the $32.8 million mortgage loan for the acquisition and the interest is calculated at LIBOR plus 135 basis points. Interest expense for the Westin Atlanta and Sheraton Columbia is related to the additional borrowings of $50.0 million and $40.0 million, respectively, from our credit facility to finance these acquisitions and interest is calculated at LIBOR plus 275 basis points.

The LIBOR interest rate was averaged for the period to determine the respective interest expenses.

G
Record income tax expense (benefit) of ($19) thousand, $99 thousand, and $25 thousand for the Hilton Houston Westchase, Westin Atlanta and Sheraton Columbia, respectively, for the period during 2007 prior to the acquisition of each hotel based on our consolidated effective income tax rate of 15.0% for the year.